Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Buckeye Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert B. Wallace, Chief Financial Officer of Buckeye GP LLC, the general partner of the Partnership, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BUCKEYE GP LLC, as general partner of the Partnership

Date: October 30, 2006	ROBERT B. WALLACE
Robert B. Wallace
Chief Financial Officer